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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 2, 2000
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                              WOLVERINE TUBE, INC.
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             (Exact name of Registrant as specified in its charter)

           Delaware                  1-12164               63-0970812
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
of incorporation)                   Number)                    No.)

  1525 Perimeter Parkway, Suite 210,  Huntsville, Alabama            35806
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:      (256) 353-1310
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On October 2, 2000, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         Exhibit No.       Description of Document
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
         99.1              Press release dated October 2, 2000 issued by the
                           Registrant.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated October 5, 2000

                               WOLVERINE TUBE, INC.

                               By: /s/ James E. Deason
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                                       James E. Deason
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Director